                                                                   Exhibit 99.34

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                    MAY 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-4

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 4-A1 ....   $    3.12694294             Class 4-A12 ...    $    3.12694244
                  ---------------                                ---------------
Class 4-A2 ....   $    2.53110323             Class 4-A13 ...    $    0.00000000
                  ---------------                                ---------------
Class 4-A3 ....   $    0.00000000             Class 4-PO ....    $    0.96921406
                  ---------------                                ---------------
Class 4-A4 ....   $    0.00000000             Class 4-M .....    $    0.72972581
                  ---------------                                ---------------
Class 4-A5 ....   $    0.72972552             Class 4-B1 ....    $    0.72972560
                  ---------------                                ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....    $    0.72972497
                  ---------------                                ---------------
Class 4-A7 ....   $    4.37260259             Class 4-B3 ....    $    0.72972524
                  ---------------                                ---------------
Class 4-A8 ....   $    3.86242525             Class 4-B4 ....    $    0.72972473
                  ---------------                                ---------------
Class 4-A9 ....   $    3.45010707             Class 4-B5 ....    $    0.72971654
                  ---------------                                ---------------
Class 4-A10 ...   $    0.00000000             Class 4-R .....    $    0.00000000
                  ---------------                                ---------------
Class 4-A11 ...   $    3.45010700
                  ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled
          Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to

          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 4-A1 ....   $    2.11040734             Class 4-A12 ...    $    2.11040701
                  ---------------                                ---------------
Class 4-A2 ....   $    1.70826873             Class 4-A13 ...    $    0.00000000
                  ---------------                                ---------------
Class 4-A3 ....   $    0.00000000             Class 4-M .....    $    0.00000000
                  ---------------                                ---------------
Class 4-A4 ....   $    0.00000000             Class 4-PO ....    $    0.65413297
                  ---------------                                ---------------
Class 4-A5 ....   $    0.49249958             Class 4-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 4-A7 ....   $    2.95111641             Class 4-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 4-A8 ....   $    2.60679225             Class 4-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 4-A9 ....   $    2.32851428             Class 4-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 4-A10 ...   $    0.00000000             Class 4-R .....    $    0.00000000
                  ---------------                                ---------------
Class 4-A11 ...   $    2.32851423
                  ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 4-A1 ....        6.13445905             Class 4-A12 ...        26.87984518
                  ---------------                                ---------------
Class 4-A2 ....        5.77714727             Class 4-A13 ...        32.76373094
                  ---------------                                ---------------
Class 4-A3 ....        5.83333361             Class 4-M .....         5.82913364
                  ---------------                                ---------------
Class 4-A4 ....        5.83333261             Class 4-PO ....         0.00000000
                  ---------------                                ---------------
Class 4-A5 ....        5.82913389             Class 4-B1 ....         5.82913343
                  ---------------                                ---------------
Class 4-A6 ....        5.83333335             Class 4-B2 ....         5.82913282
                  ---------------                                ---------------
Class 4-A7 ....        5.73626976             Class 4-B3 ....         5.82913433
                  ---------------                                ---------------
Class 4-A8 ....      489.77832675             Class 4-B4 ....         5.82913427
                  ---------------                                ---------------
Class 4-A9 ....       33.94474847             Class 4-B5 ....         5.82913531

                  ---------------                                ---------------
Class 4-A10 ...        6.98372329             Class 4-R .....         0.00000000
                  ---------------                                ---------------
Class 4-A11 ...       30.91559058             Class 4-S .....         0.46851111
                  ---------------                                ---------------

     iv)  The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................          77,864.43
                                                                ---------------
(b) The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $445,942,084.27
                                                                ---------------
          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,528
                                                                ---------------
     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                        Class Certificate          Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------
                    Class 4-A1 ....      $  4,933,576.92               984.97
                                         ---------------             --------
                    Class 4-A2 ....      $148,537,376.78               987.84
                                         ---------------             --------
                    Class 4-A3 ....      $ 15,286,513.00             1,000.00
                                         ---------------             --------
                    Class 4-A4 ....      $  4,600,000.00             1,000.00
                                         ---------------             --------
                    Class 4-A5 ....      $ 42,452,697.20               998.55
                                         ---------------             --------
                    Class 4-A6 ....      $ 46,775,033.00             1,000.00
                                         ---------------             --------
                    Class 4-A7 ....      $  6,876,146.29               978.99
                                         ---------------             --------
                    Class 4-A8 ....      $ 49,207,948.22               981.44
                                         ---------------             --------
                    Class 4-A9 ....      $ 51,424,434.42               983.42

                                         ---------------             --------
                    Class 4-A10 ...      $  5,992,000.00             1,000.00
                                         ---------------             --------
                    Class 4-A11 ...      $ 19,668,416.27               983.42
                                         ---------------             --------
                    Class 4-A12 ...      $ 14,800,726.82               984.97
                                         ---------------             --------
                    Class 4-A13 ...      $ 10,120,000.00             1,000.00
                                         ---------------             --------
                    Class 4-PO ....      $    528,517.25               998.06
                                         ---------------             --------
                    Class 4-M .....      $ 10,120,374.72               998.55
                                         ---------------             --------
                    Class 4-B1 ....      $  4,497,944.10               998.55
                                         ---------------             --------
                    Class 4-B2 ....      $  3,373,457.58               998.55
                                         ---------------             --------
                    Class 4-B3 ....      $  3,148,561.07               998.55
                                         ---------------             --------
                    Class 4-B4 ....      $  1,799,177.04               998.55
                                         ---------------             --------
                    Class 4-B5 ....      $  1,799,183.59               998.55
                                         ---------------             --------
                    Class 4-R .....      $          0.00                 0.00
                                         ---------------             --------
                    Class 4-S .....      $423,230,304.87               939.58
                                         ---------------             --------
     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------
    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
                (1)  30-59 days
            *Number                  22       *Principal Balance  $6,062,840.17
                          -------------                           -------------
                (2)  60-89 days
            Number                    0       Principal Balance           $0.00
                          -------------                           -------------
                (3)  90 days or more
            Number                    0       Principal Balance           $0.00
                          -------------                           -------------

          (b)  in foreclosure
            Number                    0       Principal Balance           $0.00
                          -------------                           -------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------
     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

                  Class 4-S: ........................  0.566700%
                                                       --------


     1.   Senior Percentage for such Distribution
          Date: ............................................        94.45387500%
                                                                ---------------
     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        84.93647900%
                                                                ---------------
     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         9.51739600%
                                                                ---------------
     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------
     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%
                                                                ---------------
     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------
     7.   Junior Percentage for such Distribution Date: ....         5.54612500%
                                                                ---------------
     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------

* It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.